Exhibit 10.12

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (“Second Amendment”) is made and entered into as of this 1st day of January 2016 by and between BOULDER ROAD LLC, a Colorado limited liability company (“Landlord”), and GAIAM AMERICAS, INC., a Colorado corporation (“Tenant”).

WITNESSETH

WHEREAS, Landlord and Tenant are parties to that certain Lease Agreement dated January 1, 2015, and as amended September 3, 2015, (collectively hereinafter referred to as the “Lease”), for certain property more particularly describe therein (the “Premises”) located at 833 West South Boulder Road, Louisville, CO.

WHEREAS, Landlord and Tenant agree the Effective Date of this First Amendment is the 1st day of January 2016.

WHEREAS, Landlord and Tenant desire to amend the Lease as hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing Recitals the mutual covenants herein contained, and good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties herby agree as follows:

1.	Defined Terms. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect and are hereby ratified and confirmed by the parties hereto. Any capitalized term used in this Second Amendment and not defined herein shall have the meaning ascribed to such term in the Lease.

2.	Reduction of Premises. Landlord and Tenant hereby agree to remove from the Tenant Premises the area illustrated and attached hereto as Exhibit A.

3.	Reduction of Rentable Square Feet. Landlord and Tenant hereby agree to reduce Tenant’s Premises by 596 square feet.

4.	Revised Square Feet and Pro Rata Share. Upon the Effective Date of this Second Amendment, Tenant Premises will be a total of 40,964 square feet. Tenant Pro Rata share, as defined in Section 4(c) of the Lease will be 27.26%, the numerator of which is 40,964 square feet and the denominator of which is 150,262 square feet.

5.	Miscellaneous. With the exception of those terms and conditions specifically modified and amended herein, the Lease shall remain in full force and effect in accordance with all its terms and conditions. In the event of any conflict between the terms and conditions of this Second Amendment and the terms and conditions of the Lease, the terms and conditions of this Second Amendment shall control.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Landlord and Tenant, acting herein by duly authorized individuals, have caused these presents to be executed, effective as of the Effective Date set forth herein.

LANDLORD: BOULDER ROAD, LLC a Colorado limited liability company

By:	/s/ Paul Tarell, Jr.
Name:	Paul Tarell
Title:	Chief Financial Officer

Date:	February 1, 2016

TENANT: GAIAM AMERICAS, INC a Colorado corporation

By:	/s/ Lynn Powers
Name:	Lynn Powers
Title:	Chief Executive Officer

Date:	February 1, 2016

EXHIBIT A

1,211
2,027
247
302
376
183
132
311
312
125
125
123
250
123
156
307
179
255
223
124
NATURAL HABITAT
560
69
82
121
121
121
119
119
121
121
119
844
140
3,976